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                                                                   EXHIBIT 10.29

                          TECHNOLOGY SHARING AGREEMENT

            This is a Technology Sharing Agreement (hereinafter, the AGREEMENT) dated as of March 26,1998 by and among Campbell Soup Company, a New Jersey corporation (CSC) and Vlasic Foods International Inc., a New Jersey corporation (together with is successors and permitted assigns, SPINCO).

                                   BACKGROUND

      A. Spinco is currently a wholly owned subsidiary of CSC. Pursuant to a Separation and Distribution Agreement, dated as of March 26, 1999 (the DISTRIBUTION AGREEMENT), CSC shall distribute the stock of Spinco to CSC's shareowners (the DISTRIBUTION), following which Distribution each of CSC and Spinco shall continue in existence as independent, publicly-traded companies.

      B. This Agreement is entered into in conjunction with the Distribution Agreement in order to facilitate (i) the transfer to Spinco of certain patent rights and technical information currently owned by CSC, (ii) the license to Spinco of certain patent rights and technical information currently owned by CSC, (iii) the license to CSC of certain patent rights currently owned by Spinco, and (iv) the license back to CSC of certain patents currently owned by CSC but which will be transferred to Spinco under this Agreement.

      C. CSC wishes to grant the assignments and licenses to Spinco set forth in this Agreement and Spinco wishes to accept such assignments and licenses on the terms and conditions set forth herein. Spinco wishes to grant the licenses to CSC set forth in this Agreement and CSC wishes to accept such licenses on the terms and conditions set forth herein.

                                      TERMS

      NOW, THEREFORE, in consideration of the respective agreements and covenants contain herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

SECTION 1. DEFINITIONS.

      (a) As used herein, the following terms have the following meanings:

            ACTION means any claim, suit, arbitration, inquiry, proceeding or investigation by or before any court, governmental or other regulatory or administrative agency or commission or any other tribunal.

            ASSIGNED CSC INTELLECTUAL PROPERTY RIGHTS means collectively the ASSIGNED CSC PATENTS and the ASSIGNED CSC TECHNICAL INFORMATION.

            ASSIGNED CSC PATENTS means any and all Patents currently owned by the CSC which, as of the date of this Agreement, are or have in the past been used exclusively or primarily in the Spinco Business, including, without limitation, the Patents listed on Schedule A.

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            ASSIGNED CSC TECHNICAL INFORMATION means any and all Technical
Information currently owned by the CSC which, as of the date of this Agreement, is or has in the past been used or is intended for use exclusively or primarily in the Spinco Business, including, without limitation, the Technical Information specified on Schedule B.

            CSC INTELLECTUAL PROPERTY RIGHTS means collectively the ASSIGNED CSC INTELLECTUAL PROPERTY RIGHTS and the SHARED CSC INTELLECTUAL PROPERTY RIGHTS.

            PATENTS means any and all issued patents, patent applications, industrial design rights and the inventions covered by such patents, patent applications and industrial design rights (including all corresponding patents, patent application and industrial design rights throughout the world, and all continuations, continuations-in-part, divisionals, extensions, reissues, reexaminations and renewals thereof) that are (i) owned by CSC, or (ii) owned by Spinco, and which, as of the date of this Agreement, are or have in the past been used in the Spinco Business as such business or businesses are or were previously conducted by CSC and its Subsidiaries.

            SHARED CSC INTELLECTUAL PROPERTY RIGHTS means collectively the SHARED CSC PATENTS and the SHARED CSC TECHNICAL INFORMATION.

            SHARED CSC PATENTS means any and all patents currently owned by CSC (other than the Assigned CSC Patents) which, as of the date of this Agreement, are used in both the Spinco Business and the CSC Business, including, without limitation, the Patents listed on Schedule C.

            SHARED CSC TECHNICAL INFORMATION means any and all Technical Information owned by CSC (other than the Assigned CSC Technical Information) which, as of the date of this Agreement, is used or is intended for use in both the Spinco Business and the CSC Business, including, without limitation, the Technical Information listed on Schedule D.

            SHARED SPINCO PATENTS means any and all Patents currently owned by Spinco and the Assigned CSC Patents, which, as of the date of this Agreement, are used in both the Spinco Business and the CSC Business, including, without limitation, the Patents listed on Schedule E.

            TECHNICAL INFORMATION means any and all information and data (including, without limitation, any trade secrets, product formulas, processing and equipment design and information, specifications, know how, show how, manufacturing, research, unpatented inventions, industrial property rights, and other technical information and data) that is (i) owned by CSC, or (ii) owned by Spinco, and which, as of the date of this Agreement, is or has in the past been used or reduced to practice for use or is intended for use in the Spinco Business.

      (b) All other capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Distribution Agreement.

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SECTION 2. ASSIGNMENTS FROM CSC TO SPINCO.

      (a) Effective as of the Distribution Date, CSC hereby assigns and transfers to Spinco, its successors and assigns, all of CSC's right, title, and interest, in the United States of America and all foreign countries, in and to
(i) the Assigned CSC Intellectual Property, (ii) all income, royalties, fees, damages, and payments now or hereafter due or payable by third parties in respect thereto, and (iii) any and all causes of action (either in law or in equity), and the right to enforce any rights and file any causes of action, including the right to recover damages, for any past, present, or future infringement or misappropriation thereof.

      (b) Spinco shall be responsible, at its sole cost and expense, for filing any documents, paying any fees or other payments, or taking any other action necessary or advisable to record, evidence, perfect, maintain and effectuate the rights assigned to Spinco hereunder, including, without limitation, filing a recordation of the assignments of the Assigned CSC Patents with the U.S. Patent and Trademark Office and applicable foreign governmental offices. At Spinco's reasonable request and Spinco's expense, CSC shall from time to time after the date hereof, execute and deliver such other instruments and documents, in form or substance reasonably satisfactory to Spinco and otherwise take reasonable steps to cooperate with Spinco, to record, evidence, perfect, maintain and effectuate the rights assigned to Spinco hereunder.

      (c) The assignments under this Section 2 are contributions to the capital of Spinco.

SECTION 3. LICENSE TO SPINCO. CSC hereby grants to Spinco, effective as of the Distribution Date and subject to the terms, covenants, conditions, and limitations set forth in this Agreement, the Distribution Agreement, and any other Ancillary Agreements, an exclusive (except as to CSC and its Affiliates) license throughout the world to use in the Spinco Business (a) the Shared CSC Patents for the remainder of the terms of such Patents (including any extensions and renewals thereof and (b) the Shared CSC Technical Information in perpetuity, for a combined single royalty payment of Twenty-Seven Thousand Dollars (US$27,000), payable within thirty (30) days after the date hereof. The parties acknowledge and agree that use of the Shared CSC Intellectual Property by either party or its Affiliates shall be deemed to include any direct or indirect use in the furtherance of the business of such party and its Affiliates.

SECTION 4. LICENSES TO CSC. Spinco hereby grants to CSC, effective as of the Distribution Date and subject to the terms, covenants, conditions, and limitations set forth in this Agreement, the Distribution Agreement, and any other Ancillary Agreements, an exclusive (except as to Spinco and its Affiliates) license to use the Shared Spinco Patents for the remainder of the terms of such Patents (including any extensions and renewals thereof) throughout the world in the CSC Business for a combined single royalty payment of Twenty-Three Thousand Dollars (US$23,000), payable within thirty (30) days after the date hereof. The parties acknowledge and agree that use of the Shared Spinco Patents by either party or its Affiliates shall be deemed to include any direct or indirect use in the furtherance of the business of such party and its Affiliates.

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SECTION 5. INTELLECTUAL PROPERTY RIGHTS.

      (a) Spinco acknowledges that, as between CSC and Spinco, CSC owns all title to the Shared CSC Intellectual Property Rights, in each case subject to the license granted to Spinco hereunder. Spinco acknowledges that it has received a license to use the Shared CSC Intellectual Property Rights and that this Agreement does not constitute any form of assignment or transfer of ownership therein to Spinco.

      (b) CSC acknowledges that, as between Spinco and CSC, Spinco owns all title to the Shared Spinco Patents, in each case subject to the license granted to CSC hereunder. CSC acknowledges that it has received a license to use the Shared Spinco Patents and that this Agreement does not constitute any form of assignment or transfer of ownership therein to CSC.

      (c) CSC shall be responsible in the first instance, at its sole cost and expense, for filing any documents, paying any fees or other payments, or taking any other action which it deems necessary or advisable, in its reasonable business judgment, to protect, maintain and enforce the parties' rights in and to the Shared CSC Intellectual Property Rights, including, without limitation, filing and prosecuting such patent and copyright applications as it deems advisable and Spinco agrees to provide CSC, at CSC's expense, with such assistance and cooperation in connection therewith as CSC may reasonably request. In the event that CSC chooses to file and prosecute any patent and copyright applications in connection with the Shared CSC Intellectual Property Rights, it shall do so in its own name. In the event that CSC chooses not to or fails to take such action as Spinco deems necessary or prudent to protect, maintain and enforce the parties' rights in and to the Shared CSC Intellectual Property Rights, Spinco shall have the right, at its sole cost and expense, to file any documents, pay any fees or other payments, or take any other action which it deems necessary or advisable, in its reasonable business judgment, to protect, maintain and enforce the parties' rights therein and thereto, including, without limitation, filing and prosecuting such patent and copyright applications as it deems advisable and CSC agrees to provide Spinco, at Spinco's expense, with such assistance and cooperation in connection therewith as Spinco may reasonably request. In the event that Spinco chooses to file and prosecute any patent and copyright applications in connection with the Shared CSC Intellectual Property Rights, it shall do so in CSC's name.

      (d) Spinco shall be responsible in the first instance, at its sole cost and expense, for filing any documents, paying any fees or other payments, or taking any other action which it deems necessary or advisable, in its reasonable business judgment, to protect, maintain and enforce the parties' rights in and to the Shared Spinco Patents including, without limitation, filing and prosecuting such patent applications as it deems advisable and CSC agrees to provide Spinco, at Spinco's expense, with such assistance and cooperation in connection therewith as Spinco may reasonably request. In the event that Spinco chooses to file and prosecute any patent applications in connection with the Shared Spinco Patents, it shall do so in it own name. In the event that Spinco chooses not to or fails to take such action as CSC deems necessary or prudent to protect, maintain and enforce the parties' rights in and to the Shared Spinco Patents, CSC shall have the right, at its sole cost and expense, to file any documents, pay any fees or other payments, or take any other action which it deems necessary or advisable, in its reasonable business judgment, to protect, maintain and enforce the parties' right therein and thereto, including, without limitation, filing and prosecuting such patent and copyright applications as it

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deems advisable and Spinco agrees to provide CSC, at CSC's expense, with such assistance and cooperation in connection therewith as CSC may reasonably request. In the event that CSC chooses to file and prosecute any patent and copyright applications in connection with the Shared Spinco Patents, it shall do so in Spinco's name.

      (e) Spinco shall comply with the laws and relations of all relevant countries with respect to Shared CSC Intellectual Property Rights, including, without limitation, all laws and regulations with regard to the import/export of such technology and the marking of goods or other materials that incorporate or utilize any of the Shared CSC Patents. CSC shall comply with the laws and regulations of all relevant countries with respect to Shared Spinco Patents, including, without limitation, all laws and regulations with regard to the import/export of such technology and the marking of goods or other materials that incorporate or utilize any of the Shared Spinco Patents.

      (f) No party shall have any obligation to assign, license, share or provide to the other party any patents, patent applications, industrial design right, inventions, trade secrets, or any other proprietary information or know how created, developed or acquired by such party after the Distribution Date except to the extent contemplated by the Distribution Agreement and the other Ancillary Agreements.

SECTION 6. INFRINGEMENT.

      (a) CSC and Spinco shall promptly notify each other of any actual or threatened infringement with respect to the Shared CSC Intellectual Property Rights and shall consult with each other about any material action to be taken. CSC shall use its best reasonable efforts and exercise diligence to successfully prosecute such infringements. All costs, disbursements and expenses of any actions which CSC prosecutes for the benefit of Spinco shall be borne by Spinco, and all other costs, disbursements and expenses shall be borne by CSC. If CSC elects not to initiate legal action against infringement relating to the Shared CSC Intellectual Property Rights, Spinco shall have the right at its own expense to take legal action to obtain appropriate relief, and CSC shall be joined as a party in any such action and shall reasonably cooperate with and assist Spinco in its prosecution of such action. The costs of such joinder and any assistance by CSC shall be reimbursed by Spinco.

      (b) CSC and Spinco shall promptly notify each other of any actual or threatened infringement with respect to the Shared Spinco Patents and shall consult with each other about any material action to be taken. Spinco shall use its best reasonable efforts and exercise diligence to successfully prosecute such infringements. All costs, disbursements and expenses of any actions which Spinco prosecutes for the benefit of CSC shall be borne by CSC, and all other costs, disbursements and expenses shall be borne by Spinco. If Spinco elects not to initiate legal action against infringement relating to the Shared Spinco Patents, CSC shall have the right at its own expense to take legal action to obtain appropriate relief, and Spinco shall be joined as a party in any such action and shall reasonably cooperate with and assist CSC in its prosecution of such action. The costs of such joinder and any assistance by Spinco shall be reimbursed by CSC.

      (c) If CSC and Spinco agree to jointly take action against an infringement relating to the Shared CSC Intellectual Property Rights or the Shared Spinco Patents, the cost of the action

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and any damages accruing shall be shared equally. If one party takes action against an infringer, it shall be entitled to retain all damages, costs or other compensation it may recover.

      (d) The parties agree to fully cooperate with each other in relation to any legal, administrative or other proceedings relating to the Shared CSC Intellectual Property Rights or the Shared Spinco Patents.

SECTION 7. INDEMNIFICATION.

      (a) Spinco shall indemnify, defend and hold harmless each member of the CSC Group, and each of their respective directors, officers, employees and agents (the CSC INDEMNITEES) from and against any and all damage, loss, liability and expense (including, without limitation, reasonable expenses of investigation and reasonable attorneys' fees and expenses in connection with any and all Actions or threatened Actions, but expressly excluding any special or consequential damages) (collectively, INDEMNIFIABLE LOSSES) incurred or suffered by any of the CSC Indemnitees as a result of or arising out of use by Spinco and its Affiliates of the Assigned CSC Intellectual Property Rights and the Shared CSC Intellectual Property Rights.

      (b) CSC shall indemnify, defend and hold harmless each member of the Spinco Group, and each of their respective directors, officers, employees and agents (the SPINCO INDEMNITEES) from and against any and all Indemnifiable Losses incurred or suffered by any of the Spinco Indemnitees as a result of or arising out of use by CSC and its Affiliates of the Shared Spinco Patents.

SECTION 8. CONFIDENTIALITY.

      (a) CSC agrees during the term of this Agreement and thereafter (i) to treat as confidential all Assigned CSC Technical Information and all non-public patent applications within the Assigned CSC Patents and the Shared Spinco Patents, (ii) to use the same level of care to prevent the disclosure thereof as it uses to protect its own similar confidential or proprietary information but in no event, not less than a reasonable degree of care, and (iii) not to disclose or to permit to be disclosed any portion thereof to any third party other than an Affiliate, without the consent of Spinco.

      (b) The Spinco Group agrees during the term of this Agreement and thereafter (i) to treat as confidential all Shared CSC Technical Information and all non-public patent applications within the Shared CSC Patents, (ii) to use the same level of care to prevent the disclosure thereof as it uses to protect its own similar confidential or proprietary information but in no event, not less than a reasonable degree of care, and (iii) not to disclose or to permit to be disclosed any portion thereof to any third party other than an Affiliate, without the consent of CSC.

      (c) The obligations of confidentiality and nondisclosure specified in subsections (a) and (b) above, shall not apply to any information or data that:

            (i) was known to the public or generally available to the public prior to the date it was received from the disclosing party;

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            (ii)  became known to the public or generally available to the public subsequent to the date it was received from the disclosing party without any fault of the receiving party;

            (iii) is, subsequent to the date of this Agreement, disclosed to the receiving party by a third party who is under no obligation of confidentiality regarding the same; or

            (iv) is, subsequent to the date of this Agreement, independently discovered or developed by the receiving party without reference to or use of any of the disclosed information or data.

      (d) Each party acknowledges and agrees that the confidential information referred to in this Section 8 is valuable and that breach of this Section 8 may result in immediate irreparable injury to the other party. Each party agrees that in the event of a breach or threatened breach by it or its Affiliates of the terms of this Section 8, the other party shall be entitled to seek from any court of competent jurisdiction, preliminary and permanent injunctive relief which remedy shall be cumulative and in addition to any other rights and remedies to which the party may be entitled.

SECTION 9. DISCLAIMER OF WARRANTIES; NO INDEMNIFICATION; LIMITATION OF
LIABILITY.

      (a) ALL ASSIGNMENTS FROM CSC TO SPINCO HEREUNDER ARE ON A QUITCLAIM BASIS AND ALL LICENSES FROM CSC TO SPINCO ARE ON AN "AS IS" BASIS. ALL WARRANTIES, EXPRESS OR IMPLIED, ARE HEREBY DISCLAIMED BY CSC. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, CSC MAKES NO REPRESENTATION OR WARRANTY, WHETHER EXPRESS OR IMPLIED, TO SPINCO, ITS AFFILIATES OR ANY THIRD PARTY WITH RESPECT TO THE CSC INTELLECTUAL PROPERTY RIGHTS, INCLUDING WITHOUT LIMITATION, THE VALIDITY, ENFORCEABILITY OR OWNERSHIP OF ANY RIGHTS THEREIN, THE RESULTS TO BE EXPECTED FROM THE USE OF SUCH CSC INTELLECTUAL PROPERTY RIGHTS, OR THAT THE USE OF SUCH CSC INTELLECTUAL PROPERTY RIGHTS WILL NOT INFRINGE OR OTHERWISE VIOLATE THE RIGHTS OF ANY THIRD PARTY UNDER THE LAWS OF ANY COUNTRY. CSC SHALL HAVE NO OBLIGATION TO INDEMNIFY SPINCO OR ITS AFFILIATES IN THE EVENT THAT THE USE OF SUCH CSC INTELLECTUAL PROPERTY INFRINGES OR OTHERWISE VIOLATES OR IS CLAIMED TO INFRINGE OR OTHERWISE VIOLATE THE RIGHTS OF ANY THIRD PARTY UNDER THE LAWS OF ANY COUNTRY.

      (b) ALL LICENSES FROM SPINCO TO CSC ARE ON AN "AS IS" BASIS. ALL WARRANTIES, EXPRESS OR IMPLIED, ARE HEREBY DISCLAIMED BY SPINCO. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, SPINCO MAKES NO REPRESENTATION OR WARRANTY, WHETHER EXPRESS OR IMPLIED, TO CSC, ITS AFFILIATES OR ANY THIRD PARTY WITH RESPECT TO THE SPINCO SHARED PATENTS, INCLUDING WITHOUT LIMITATION, THE VALIDITY, ENFORCEABILITY OR OWNERSHIP OF ANY RIGHTS THEREIN, THE RESULTS TO BE EXPECTED FROM THE USE OF SUCH SPINCO SHARED PATENTS, OR THAT THE USE OF SUCH SPINCO

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SHARED PATENTS WILL NOT INFRINGE OR OTHERWISE VIOLATE THE RIGHTS OF ANY THIRD
PARTY UNDER THE LAWS OF ANY COUNTRY. SPINCO SHALL HAVE NO OBLIGATION TO INDEMNIFY CSC OR ITS AFFILIATES IN THE EVENT THAT THE USE OF SUCH SPINCO SHARED PATENTS INFRINGES OR OTHERWISE VIOLATES OR IS CLAIMED TO INFRINGE OR OTHERWISE VIOLATE THE RIGHTS OF ANY THIRD PARTY UNDER THE LAWS OF ANY COUNTRY.

      (c) IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES OF ANY KIND, EVEN IF SUCH PARTY WAS ADVISED OR AWARE OF THE POSSIBILITY OF SUCH DAMAGES, EXCEPT TO THE EXTENT MANDATED BY APPLICABLE LAW.

SECTION 10. TERMINATION.

      (a) Notwithstanding anything herein to the contrary, this Agreement may be terminated by either CSC or Spinco on written notice at any time prior to the Distribution Date.

      (b) CSC shall have the right to terminate this Agreement at any time if:

            (i) Spinco shall be unable to pay its liabilities when due, or shall make any assignment for the benefit of creditors, or under any applicable law admits in writing its inability to meets it obligations when due or commit any other act of bankruptcy, institute voluntary proceedings in bankruptcy or insolvency or permit institution of such proceedings against it; or

            (ii) Spinco shall fail to perform or shall be in breach of any other material term or condition of this Agreement; provided, however, that if such breach can be cured, termination shall take effect sixty (60) days after written notice of such breach is sent by CSC if such breach has not been cured during such sixty (60)-day period.

      (c) Spinco shall have the right to terminate this Agreement at any time if:

            (i) CSC shall be unable to pay its liabilities when due, or shall make any assignment for the benefit of creditors, or under any applicable law admits in writing its inability to meet its obligations when due or commit any other act of bankruptcy, institute voluntary proceedings in bankruptcy or insolvency or permit institution of such proceedings against it.

            (ii) CSC shall fail to perform or shall be in breach of any other material term or condition of this Agreement; provided, however, that if such breach can be cured, termination shall take effect sixty (60) days after written notice of such breach is sent by Spinco if such breach has not been cured during such sixty (60)-day period.

      (d) In the event the events set out in Section 10(b)(i) or 10(b)(ii) occur, CSC shall have the continued rights to use the Shared Spinco Patents in accordance with the terms and conditions set forth herein. In the event the events set out in Section 10(c)(i) or 10(c)(ii) occur,

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Spinco shall have the continued rights to use the Shared CSC Intellectual
Property Rights in accordance with the terms and conditions set forth herein.

SECTION 11. DISPUTES.

      (a) Resolution of any and all disputes arising from or in connection with this Agreement, whether based on contract, tort, statute or otherwise, including, but not limited to, disputes in connection with claims by third pates (collectively, DISPUTES), shall be subject to the provisions of this Section 11; provided, however, that nothing contained herein shall preclude either party from seeking or obtaining (i) injunctive relief or (ii) equitable or other judicial relief to enforce the provisions hereof or to preserve the status quo pending resolution of Disputes hereunder.

      (b) Either party may give the other party written notice of any Dispute not resolved in the normal course of business. The parties shall attempt in good faith to resolve any Dispute promptly by negotiations between executives of the parties who have authority to settle the controversy and who are at a higher level of management than the persons with direct responsibility for administration of this Agreement. Within 30 days after delivery of the notice, the foregoing executives of both parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary for a period not to exceed 15 days, to attempt to resolve the Dispute. All reasonable requests for information made by one party to the other will be honored. If the parties do not resolve the Dispute within such 45-day period (the INITIAL NEGOTIATION PERIOD), the parties shall attempt in good faith to resolve the Dispute by negotiation between (a) in the case of CSC, the Chief Financial Officer or the Vice President - Treasurer and (b) in the case of Spinco, the Chief Financial Officer (collectively, the DESIGNATED OFFICERS). Such officers shall meet at a mutually acceptable time and place (but in any event no later than 15 days following the expiration of the Initial Negotiation Period) and thereafter as often as they reasonably deem necessary for a period not to exceed 15 days, to attempt to resolve the Dispute.

      (c) If the Dispute has not been resolved by negotiation within 75 days of the first party's notice, or if the parties failed to meet within 30 days of the first party's notice, or if the Designated Officers failed to meet within 60 days of the first party's notice, either party may commence any litigation or other procedure allowed by law.

SECTION 12. ASSIGNMENT/SUBLICENSES.

      (a) Neither of the parties may assign or delegate any of its rights or duties under this Agreement without the prior written consent of the other party, which consent will not be unreasonably withheld. This Agreement shall be binding upon, and shall inure to the benefit of, the parties and their respective successors and permitted assigns.

      (b) Notwithstanding anything herein to the contrary, Spinco shall have the right to sublicense the Shared CSC Intellectual Property Rights to its Affiliates subject to the terms and conditions set forth herein, provided that such Affiliates shall have no right to further sublicense such Shared CSC Intellectual Property Rights without the express written permission of CSC.

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      (c) Notwithstanding anything herein to the contrary, CSC shall have the right to sublicense the Shared Spinco Patents to its Affiliates subject to the terms and conditions set forth herein, provided that such Affiliates shall have no right to further sublicense such Shared Spinco Patents without the express written permission of Spinco.

SECTION 13. GENERAL.

      (a) Notices. All notices, requests, claims and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery by hand, by reputable overnight courier service, by facsimile transmission, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 13(a)) listed below:

            if to CSC, to:      Campbell Soup Company
                                Campbell Place
                                Camden, New Jersey 08101
                                Attn.: Trademark Counsel
                                Fax No. (609) 342-3936

            if to Spinco, to:   Vlasic Foods International Inc.
                                P.O. Box 5071
                                Cherry Hill, New Jersey 08034-5071
                                Attn.: General Counsel
                                Fax No. (609) 342-3936

or to such other address as any party may, from time to time, designate in a written notice given in a like manner. Notice given by hand shall be deemed delivered when received by the recipient. Notice given by mail as set out above shall be deemed delivered five calendar days after the date the same is mailed. Notice given by reputable overnight courier shall be deemed delivered on the next following business day after the same is sent. Notice given by facsimile transmission shall be deemed delivered on the day of transmission provided telephone confirmation of receipt is obtained promptly after completion of transmission.

      (b) No Joint Venture. Nothing herein contained shall be construed to place the parties in the relationship of partners or joint venturers or principal and agent or employer and employee and no party shall have the power to obligate or bind any other party in any manner whatsoever.

      (c) Entire Agreement. This Agreement constitutes the entire agreement and understanding between the parties with respect to the subject matter and terminates and supersedes any such prior agreement or understanding, oral or written, between the parties with respect thereto. None of the provisions of this Agreement can be waived or modified expect in writing signed by all the parties.

      (d) Severability. In the event any provision of this Agreement shall for any reason be void or unenforceable by reason of any provision of applicable law, it shall be deleted and the

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remaining provisions shall continue in full force and effect and be amended to the extent, if at all, necessary to give effect to the intentions of the parties as of the date of this Agreement.

      (e) Survival. The provisions of Sections 5, 6, 7, 8, 9, 10(d), and 11 shall survive the termination of this Agreement.

      (f) No Waiver. No waiver by any party of a breach or a default hereunder shall be deemed a waiver by such party of a subsequent breach of default of a similar nature.

      (g) Captions. The captions used in connection with the sections of this Agreement are inserted only for the purpose of reference and shall not affect the interpretation of this Agreement.

      (h) Other Actions. The parties agree to cooperate and to take any additional action or sign any documents as may be necessary to effectuate the purpose of this Agreement, including, without limitation, CSC executing and delivering to Spinco assignments of any Assigned CSC Patents which may be inadvertently omitted from the Assignment of Patents in Exhibit 1.

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      IN WITNESS WHEREOF, the parties have respectively caused this Agreement to be executed by a fully authorized officer as of the day and year first above written.

CAMPBELL SOUP COMPANY                           VLASIC FOODS INTERNATIONAL INC.

By: /S/ BASIL ANDERSON                          By: /S/ ROBERT F. BERNSTOCK
   -----------------------------------              ----------------------------
Name:  Basil Anderson                           Name: Robert F. Bernstock
Title: Executive Vice President/CFO             Title: President/CEO

                       SCHEDULE A - ASSIGNED CSC PATENTS

Campbell                                                                                                                 Law   CSC
Case No.       Title             Investor(s)   Country    App. No.      Date        Pat. No.      Date        Expire     Firm  Dapk.
 240A     Process for       Chafeller            USA     208900       11/14/1980   4342768     8/31/1982    8/31/1999    S&L    R&D
          Frying Chicken
          Parie

 280      Brownable         Fulds RC/Kwis        CAN     415722       11/17/1982   1192436     8/27/1995    8/27/2002    B&W    R&D
          Dough For         SH
          Microwave
          Cooking

 280      Brownable         Fulds RC/Kwis        USA     323086       11/19/1981   44478781    5/15/1984    11/19/2001   B&W    R&D
          Dough For         SH
          Microwave
          Cooking

 285      Meat              Egee/Rickanarud      ARO     290371       8/20/1982    238249      3/31/1989    3/31/2004    S&L    R&D
          Processing
          Procedure

 285      Meat              Egee et al.          CAN     428328       5/17/83      1180591     1/8/1985     1/8/2002     S&L    R&D
          Processing
          Procedure

 285      Meat              Egee et al.          GER     P3234097,4   9/14/1982    3234097     10/13/1994   9/14/2002    S&L    R&D
          Processing
          Procedure

 285      Meat              Egee et al.          GRB     6225742      9/18/1982    2108821     4/1/1985     9/9/2002     S&L    R&D
          Processing
          Procedure

 285      Meat              Egee et al.          URG     21756        9/14/1982    12557       6/14/1980    9/26/2000    S&L    R&D
          Processing
          Procedure

 285      Meat              Egee et al.          USA     302468       9/16/1981    4388332     6/14/1983    9/18/2001    S&L    R&D
          Processing
          Procedure

 322      Mushroom          Bretzloff CW         CAN     433223       7/28/1983    1199884     1/28/1989    1/28/2003    B&W    R&D
          Supplement
          Containing
          Protein and a
          Time Delay

 322A     Mushroom          WULC                 CAN     498762       12/30/1986   1260860     2/26/1989    9/26/2006    B&W    R&D
          Supplement        Bratzloff CW

Law Firms: S&L - Sytmn_____ & Lynch        CSC Dept. ENG-Engineering
           B&W - Banner & Wilcott                    PACK-Packaging
           B&B - Baker & Botts                       R&D-Research & Development

                       SCHEDULE A - ASSIGNED CSC PATENTS

Campbell                                                                                                               Law   CSC
Case No.       Title           Investor(s)      Country   App. No.     Date        Pat. No.     Date        Expire     Firm  Dapk.
 322      Mushroom           WULC                 USA     402314      7/27/1982    4534781    8/13/1986    8/13/2002    B&W   R&D
          Supplement         Bratzloff CW
          Containing a
          Protein and a
          Time Delay

 322A     Mushroom           Bratzloff CW         USA     711006      3/12/1985    4617047    10/14/1986    10/14/2003  B&W   R&D
          Supplement

 353A     Substrate for      WULC                 USA     295319      3/18/1989    4874419    10/17/1989    10/17/2006  B&W   R&D
          Growing
          Shiitake
          Mushrooms

 453      Production of Low  Contie, Joseph A.    USA     305713      2/31/1989    s5092904   3/31/1992    3/31/2009    B&W   R&D
          Cholesterol        Johnson, Bobby
          Butter Oil by      R.
          Vapor Sparing


 455      Production of Low  Johnson, Bobby       USA     345576      5/2/1989     4997666    3/8/1991     5/2/2009     B&W   R&D
          Cholesterol        R.
          Milk Fat by        Contie, Joseph A.
          Solvent
          Extraction

 461      Composite          F. Simon             USA     783236      9/20/1991    5300747    4/5/1991     4/6/2011     B&W   R&D
          Material for
          Microwave
          Heating
          Container and
          Container
          Formed
          Therefrom

 462      A Pie Having a     Swis SH et al.       USA     085373      6/14/1987    4917907     4/17/1980    45/16/2007   B&W    R&D
          Microwave          Piercing, BH
          Brownable          O'Meara JP
          Crust and          Widieus WA
          Method of
          Baking Same

 480      Novel              Dahlberg, Kr         USA     298727      1/19/1989    4996390     2/26/1991    1/18/2009    B&W    R&D
          Interspecific
          Mushroom
          Strains

 501      Method for         Conge JA             USA     444199      12/1/1999    5091203     2/25/1982    12/1/2009    B&W    R&D
          Removing
          Cholesterol
          from Eggs

Law Firms: S&L - Sytmn_____ & Lynch        CSC Dept. ENG-Engineering
           B&W - Banner & Wilcott                    PACK-Packaging
           B&B - Baker & Botts                       R&D-Research & Development

                       SCHEDULE A - ASSIGNED CSC PATENTS

Campbell                                                                                                                 Law   CSC
Case No.       Title             Investor(s)   Country    App. No.      Date        Pat. No.      Date        Expire     Firm  Dapk.
 504      Method for        Welsh RJ et al.      USA     93740407     8/31/1992    5302406     4/12/1994    8/31/2012    B&W    R&D
          Removing
          Cholesterol and
          Reduced-
          Cholesterol Egg
          Product

 620      Container         Baranowski, J        CAN     20594403     1/15/1992    2057440     7/3/1996     1/10/2012    B&W    ENG
          Filling and
          Sealing System

 620      Container         Baranowski, J        USA     641136       1/10/1991    5196394     3/23/1993    3/10/2011    B&W    ENG
          Filling and
          Sealing System
          m/k/a Flange
          Contaminant
          Remover

 620A     Container         Baranowski, J        USA     718381       6/20/1991    6193298     3/23/1993    1/15/2011    B&W    ENG
          Filling and
          Sealing System

 630      Mushroom          Dahlberg, KRS        USA     139873108    10/22/1993   5196294     4/2/1996     4/2/2013     B&W    ENG
          Casting Spawn     Lapoli, Dena L

 646      Methods for       Adames, et al.       AUST    67790191     6/2/1994     Pending
          Preserving                                                               (under
          Foods at                                                                 exam)
          Ambient
          Temperature
          without
          Preservatives
          (Picklet-
          lexPak)

 646      Methods for       Adames, et al.       CAN     2,161,335    6/2/1994     2,161,335   11/4/1997    5/2/2014     B&B    R&D
          Preserving
          Foods at
          Ambient
          Temperature
          without
          Preservatives
          (Picklet-
          FlexPak)

 546      Methods for       Adames, et al.       EPC     94916962.8   6/2/1994     Pending                               B&B    R&D
          Preserving
          Foods at
          Ambient
          Temperature
          without
          Preservatives
          (Picklet-
          FlexPak)

Law Firms: S&L - Sytmn_____ & Lynch        CSC Dept. ENG-Engineering
           B&W - Banner & Wilcott                    PACK-Packaging
           B&B - Baker & Botts                       R&D-Research & Development

                        SCHEDULE A - ASSIGNED CSC PATENTS


Campbell                                                                                                            Law    CSC
Case No.         Title               Investor(s)    Country   App. No.    Date       Pat. No.   Date       Expire   Firm   Dapk.
546       Methods for Preserving   Adames, et al.   JAPAN    524688194   6/2/1994   Pending                         B&B    R&D
          Foods at Ambient
          Temperature without
          Preservatives (Picklet-
          FlexPak)

546       Methods for Preserving   Adames, et al.   MEXI     943270      6/3/1984   Pending                         B&B    R&D
          Foods at Ambient
          Temperature without
          Preservatives (Picklet-
          FlexPak)

549       Free Fatty Acid Removal  Conte JA et al.  USA      4553882108  6/31/1988  5060980   10/1/1990  5/31/2016  B&W    R&D
          from Used Frying Fat     Stauffer KR

589       Mushroom Supplement      McDaniele, Jack  USA      Pending                                                B&W    R&D
          Nitrogen Material

Law Firms:   S&L - Sytmn______& Lynch    CSC Dept.   ENG-Engineering
             B&W - Banner & Wilcott                  PACK-Packaging
                   B&B - Baker & Botts               R&D-Research & Development

                                   SCHEDULE B

                       ASSIGNED CSC TECHNICAL INFORMATION

Plant Variety Protection Application and relevant files pertaining to a jalapeno pepper plant variety known as "V10443."

Production Heating Direction Development Methodology Manual information regarding frozen foods; label preparation directions for frozen foods; heating directions and methodology for preparing frozen food products for consumer testing; and recipe research substantiation for produce names and claims in relation to frozen foods; protocepts (a/k/a new product concepts developed into recipes) for frozen foods; and information on available vendors for outsourcing heating direction preparation.

Vlasic pickle and Open Pit barbecue sauce recipes contained in the Campbell Lotus Notes Recipe Database.

                         SCHEDULE C - SHARED CSC PATENTS


292  Nutritionally Enriched and   Von Leraner WA/   ARG    299686      3/7/1985   239461   9/29/1989  9/29/2001  B&W  R&D
     Stabilized Meat Products and Unger BM
     Method of Producing Such
     Products

327  Hot Solution Injection       Calatfeller KA/   USA    721462      4/19/1986  4663170  6/6/1987   4/8/2006   B&W  R&D
                                  Story JD/Webb JE

389  Variable-Width Sauce         Cramer/Brawin     CAN    493099      10/16/1986 1250352  2/26/1989  2/28/2008  S&L  ENG
     Dispenser

447  Package and Method for       Daniels JA        JAPAN  3648888     2/18/1988  1764550  8/31/1993  12/4/2007  B&W  R&D
     Microwave Heating of a
     Food Product a/k/a
     Microwave pkg of frozen
     battered and breaded fish
     products

447  Package and Method for       Daniels JA        USA    016531      2/19/1987  4746249  6/17/1988  2/18/2007  B&W  R&D
     Microwave Heating of a
     Food Product

447  Package and Method for       Daniels JA        ARG    310101      2/17/1988  243360   8/31/1999  8/31/2008  B&W  R&D
     Microwave Heating of a
     Food Product

447  Package and Method for       Daniels JA        EPC    88301342.7  2/18/1988  0279669  2/24/1993  2/18/2008  B&W  R&D
     Microwave Heating of a
     Food Product

566  No. Heat Jalapenos and       Aravaloe et al.   USA    08756,643   2/7/1997   Pending                        B&B  R&D
     Products Comprising
     Jalapenos (Note: Case 664 is
     for the PVP certificate which
     is subject to Schedule B
     "Assigned Technical
     Information")

575  Salt Flavor Enhancing        Bonorden and      USA    081866,964  5/31/1997  Pending                        B&B  R&D
     Compositions, Food           Giordano
     Products Including Such
     Compositions, and Methods
     for Preparing Such Products

Law Firms:   S&L - Sytmn______& Lynch    CSC Dept.   ENG-Engineering
             B&W - Banner & Wilcott                  PACK-Packaging
             B&B - Baker & Botts                     R&D-Research & Development

                                   SCHEDULE D

                        SHARED CSC TECHNICAL INFORMATION

ANTIOXIDANT OF PET SYSTEMS AS IT APPLIES TO ACIDIFIED FOOD PRODUCTS

The use of antioxidants in combination with plastic packaging for acidified food products to extend the flavor profile and shelf life of those products.

MICROWAVE HEATING DIRECTION DEVELOPMENT

Information as set forth in the Memorandum of Rod Margolis to John Collier dated February 19, 1998.

                       SCHEDULE E - SHARED SPINCO PATENTS

280  Brownable Dough for          Fulds RC/Kwis SH  CAN  415723      11/27/1982  1102438  8/27/1995   5/27/2004    B&W    R&D
     Microwave Cooking

280  Brownable Dough for          Fulds RC/Kwis SH  USA  323088      11/19/1981  4448791  5/15/1984   11/19/2001   B&W    R&D
     Microwave Cooking

285  Meat Processing Procedure    Egees et al.      ARG  290371      8/20/1982   288219   3/31/1989   3/21/2004    S&L    R&D

285  Meat Processing Procedure    Egees et al.      CAN  428326      5/17/1983   1180891  1/81/1980   1/8/2002     S&L    R&D

285  Meat Processing Procedure    Egees et al.      GER  P3234397.4  9/14/1982   3234097  10/13/1994  9/14/2002    S&L    R&D

285  Meat Processing Procedure    Egees et al.      ARG  8225742     8/9/1982    2108821  4/11/88     9/9/2002     S&L    R&D

285  Meat Processing Procedure    Egees et al.      URG  21768       8/14/1982   12337    8/4/1985    4/26/2000    S&L    R&D

285  Meat Processing Procedure    Egees et al.      USA  302456      9/16/1981   4380332  6/14/1983   9/15/2001    S&L    R&D

462  A Pie Having a Microwave     Swis SH et al./   USA  085373      8/14/1987   4917907  4/17/1990   8/14/2007    B&W    R&D
     Brownable Crust and          Piercing, BH
     Method of Baking Same        O'Meara JP
                                  Widieus WA

520  Container Filling and        Baranowski, J     CAN  20594403    1/15/1992   2059140  7/9/1998    4/15/2012    B&W    ENG
     Sealing System

520  Container Filling and        Baranowski, J     USA  641133      1/18/1981   5130294  3/23/1993   1/15/2011    B&W    ENG
     Sealing System a/k/a Flange
     Contaminent Remover

520A Container Filling and        Baranowski, J     USA  718384      6/20/1991   6195288  3/23/1993   1/15/2011    B&W    ENG
     Sealing System

Law Firms:   S&L - Sytmn______& Lynch    CSC Dept.   ENG-Engineering
             B&W - Banner & Wilcott                  PACK-Packaging
             B&B - Baker & Botts                     R&D-Research & Development